                                                                   EXHIBIT 10.29

                            OFFICE LEASE PROVISIONS
                            -----------------------

          This lease (this "Lease") is entered into by Landlord and Tenant as of the reference date specified in Paragraph 1 of the Summary. All capitalized terms used in this Lease and not defined in the body of this Lease shall have the meaning given in the Summary.

          1.   Lease. Landlord hereby leases to Tenant, and Tenant hereby leases
               -----
from Landlord, the Premises described in Paragraph 7 of the Summary on the terms and conditions set forth below.

          2.   Term. The Term of this Lease shall commence on the Commencement
               ----
Date specified in Paragraph 8 of the Summary and, unless terminated sooner pursuant to the terms hereof, shall expire on the Expiration Date specified in Paragraph 8 of the Summary. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant on the estimated Commencement Date, this Lease shall not be void, nor shall Landlord be liable to Tenant for any loss resulting therefrom, but Monthly Rent and other monetary obligations of Tenant hereunder shall not commence until the Premises are delivered to Tenant.

          3.   Rent. During the Lease Term, Tenant shall pay to Landlord the
               ----
Monthly Rent set forth in Paragraph 9 of the Summary ("Monthly Rent"). Monthly Rent shall be paid in advance, without deduction or offset, on the first day of each calendar month and shall be paid at the address of Landlord specified in Paragraph 3 of the Summary. Monthly Rent payable for any partial month shall be prorated on the basis of a thirty (30) day month. Monthly Rent, Additional Rent (as defined in Paragraph 6 below) and other amounts payable to Landlord by Tenant under this Lease shall constitute "Rent."

          4.   Condition of Premises.
               ---------------------

               (a) Prior to the commencement of the Lease Term, Landlord shall cause to be performed in the Premises the improvements specified in Exhibit B
                                                                    ---------
attached hereto. Except as set forth in Exhibit B, Tenant accepts the Premises
                                        ---------
in their "as is" condition. Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession, except as to latent defects. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate work letter agreement signed by Landlord and Tenant.

               (b) Tenant recognizes and understands that floors 2 through 5 of the Building are currently being used for storage facilities by Landlord, and may, at any time, be made available by Landlord for lease to third parties. Landlord shall allocate Real Property Taxes and insurance premiums to the office area as well as the storage floors; however, Landlord

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may charge all other categories of Operating Expenses that are reasonably attributable exclusively to the office area to the tenants of the office area exclusively. As used in this Lease, the term "office area" shall refer to the rentable area of the Building made available by Landlord for lease to third-party office tenants. In the event of an increase or decrease in the rentable area of the Premises or the office area, Tenant's Prorata Share with respect to Operating Expenses (other than insurance), as specified in Paragraph 11 of the Summary, shall be appropriately adjusted. In addition, Tenant recognizes and understands that the Building is in close proximity to a fire station and that activities at that station may generate noise from time to time. Tenant agrees that any such noise shall not constitute a constructive eviction from the Premises by Landlord.

          5.   Security Deposit. Upon execution of this Lease, Tenant
               ----------------
shall pay to Landlord the Security Deposit set forth in Paragraph 10 of the Summary as security for Tenant's compliance with the terms of this Lease. No interest shall accrue on the Security Deposit. In no event shall the Security Deposit be deemed or treated as prepaid rent for any rental installment due hereunder whether for the last month installment or otherwise. Upon the occurrence of an Event of Default (as defined in Paragraph 26(a), below) by Tenant under this Lease, Landlord may, but shall not be obligated to, apply any portion of the Security Deposit to cure the Event of Default or to compensate Landlord for any expense or damage reasonably incurred by Landlord as a result of the Event of Default. If all or part of the Security Deposit is used, Tenant shall, immediately upon demand by Landlord, submit to Landlord the sum necessary to return the Security Deposit to the original amount. Within a reasonable period of time following the termination of this Lease and surrender of the Premises by Tenant, Landlord shall return the remaining balance of the Security Deposit to Tenant.

          6.   Additional Rent.
               ---------------

               (a)  Operating Expenses and Real Property Taxes. Tenant shall pay
                    ------------------------------------------
to Landlord as "Additional Rent" under this Lease, at the times hereinafter set forth, Tenant's Prorata Share, as specified in Paragraph 11 of the Summary, of any increase in the Operating Expenses (as defined below) and Real Property Taxes (as defined below) incurred by Landlord in each calendar year subsequent to the Base Year specified in Paragraph 12 of the Summary over the operating Expenses and Real Property Taxes incurred by Landlord during the Base Year.

                    (i)  Operating Expenses. The term "Operating Expenses" shall
                         ------------------
               mean the total costs and expenses incurred by Landlord in connection with the management, maintenance and repair of the Building and the real property on which the Building is situated (collectively called the "Real Property"),as determined in accordance with generally accepted accounting principles, excluding "Real Property Taxes", and including the following costs: (1) salaries, wages and payroll burden, (2) premiums and other charges incurred by Landlord with respect to fire, other casualty, rent

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               and liability insurance, and, after the Base Year, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy;(3) water charges and sewer rents or fees;(4) license, permit and inspection fees;(5) telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Building; (6) management fees and expenses; (7) repairs to and physical maintenance of the Real Property, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems(except to the extent provided in (12) and (13) below);
               (8) janitorial, rubbish removal, window cleaning, security, plumbing, service contracts for elevator, electrical, telecommunications, intrabuilding cabling, mechanical and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the Real Property;
               (9) supplies, tools and equipment used in connection with the operation, maintenance or repair of the Real Property;(10) accounting, legal and other professional fees and expenses; (11) painting the exterior or the common areas of the Real Property and maintaining the sidewalks and landscaping and public areas of the Real Property; (12) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord required under any governmental law, rule or regulation or any insurance requirement, including the cost of complying with the Americans with Disabilities Act of 1990 and any other laws or regulations relating to the accessibility or usability of the Real Property by disabled persons, and costs relating to intrabuilding network cables, such cost or allocable portion to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to three (3) percentage points over the reference rate quoted by Bank of America NT&SA ("Reference Rate") charged at the time such capital improvements or capital assets are constructed or acquired; and
               (13) the cost of any capital improvements made by Landlord to the Real Property or capital assets acquired by Landlord after the Base Year that are designed to reduce other Operating Expenses, such cost or allocable portion thereof to be amortized over the useful life thereof, together with interest on the unamortized balance at a rate per annum equal to three (3) percentage points over the Reference Rate charged at the time such capital improvements or capital assets are constructed or acquired.

                         Operating Expenses shall not include the following: (i)
               depreciation on the Building or equipment or systems therein;
               (ii) debt service; (iii) rental under any ground or underlying lease; (iv) interest

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               (except as expressly provided in this Paragraph 6(a)); (v)
               attorneys' fees and expenses incurred in connection with lease negotiations with prospective tenants; (vi) the cost of any repairs, alterations or equipment which would be properly classified as capital expenditures according to generally accepted accounting principles (except for any capital expenditures expressly included in Operating Expenses pursuant to this Paragraph 6(a)); (vii) the cost of decorating, improving for tenant occupancy, painting or redecorating portions of the Building to be demised to tenants; (viii) advertising; or (ix) real estate brokers' or other leasing commissions.

                    (ii) Real Property Taxes. The term "Real Property Taxes"
                         -------------------
               shall mean all taxes (including any increase in taxes which may arise as a result of any sale of the Real Property), assessments (whether general or special), excises, transit charges, housing fund assessments or other housing charges, levies or fees, which are assessed, levied or imposed on the Real Property, on the Landlord with respect to the Real Property, on the act of entering into this Lease or any other lease of space in the Building, on the use or occupancy of the Building, or on or measured by the rent payable under this Lease or in connection with the business of renting space in the Building, including any gross income tax or excise tax levied with respect to the receipt of such rent. Real Property Taxes shall include reasonable attorneys' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes.

               (b)  Notice and Payment. During December of each calendar year
                    ------------------
during the Term hereof subsequent to the Base Year, or as soon as practicable thereafter, Landlord shall give to Tenant notice of Landlord's estimate of the Additional Rent, if any, payable by Tenant pursuant to Paragraph 6(a) for such calendar year subsequent to the Base Year. On or before the first day of each month during such subsequent calendar year, Tenant shall pay to Landlord one twelfth (1/12th) of the estimated Additional Rent; provided that if Landlord's notice is not given prior to the first day of any calendar year, Tenant shall continue to pay Additional Rent on the basis of the prior year's estimate until the month after Landlord's notice is given. If at any time it appears to Landlord that the Additional Rent payable under Paragraph 6(a) will vary from Landlord's estimate, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon the revised estimate.

               (c)  Adjustment for Occupancy Factor. Notwithstanding any other
                    -------------------------------
provision herein to the contrary, in the event the office area is not at least ninety-five percent (95%) occupied on average during the Base Year or any year of the Term of this Lease, an

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adjustment shall be made by Landlord in computing Operating Expenses for such year so that the Operating Expenses shall be computed for such year as though the office area had been ninety-five percent (95%) occupied on average during such year.

               (d)  Annual Accounting. Within one hundred twenty (120) days
                    -----------------
after the close of each calendar year subsequent to the Base Year, or as soon after such one hundred twenty (120) day period as practicable, Landlord shall deliver to Tenant a statement of the Additional Rent payable under Paragraph 6(a) for such year. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 6(b) hereof exceeded Tenant's obligations for the calendar year, Landlord shall, at its option, either (1) credit the excess to the next succeeding installments of Monthly Rent and/or estimated Additional Rent or (2) pay the excess to Tenant within thirty (30) days after delivery of such statement. If the annual statement shows that Tenant's payments of Additional Rent for such calendar year pursuant to Paragraph 6(b) hereof were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of such statement.

               (e)  Proration for Partial Lease Year. If this Lease terminates
                    --------------------------------
on a day other than the last day of a calendar year, the Additional Rent payable by Tenant pursuant to this Paragraph 6 applicable to the calendar year in which the Lease terminates shall be prorated on the basis that the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty (360).

          7.   Late Charge; Interest.
               ---------------------

               (a)  Late Charge. Tenant acknowledges that Tenant's failure to
                    -----------
pay Rent on time will result in additional accounting and other costs to Landlord and that such costs are difficult to calculate. Therefore, Tenant agrees that if Tenant fails to pay Monthly Rent, Additional Rent, or make any other payment due Landlord under this Lease within ten (10) days of the date due, Tenant will pay to Landlord a late charge equal to the greater of: (a) five percent (5%) of the overdue sum; or (b) $150.

               (b)  Interest. If Rent is not received by Landlord within ten
                    --------
(10) days of the date due, interest shall accrue on such amount from the date due until the date received by Landlord at an annual interest rate (the "Interest Rate") equal to the lesser of (i) fifteen percent (15%), or (ii) the highest rate allowed by law.

               (c)  Limitation on Grace Period. Notwithstanding the foregoing,
                    --------------------------
if Tenant fails to pay Rent by the actual date due more than four (4) times during any twelve (12) month period, then, after such fourth (4th) late payment, the ten (10) day grace periods provided for in Paragraphs 7 (a) and 7 (b) above shall no longer apply and the late charge and interest provided for in those Paragraphs shall commence to accrue on the actual due date until such time as Tenant has timely made all payments due under this Lease for twelve (12) consecutive

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

months. Notwithstanding anything contained in the Lease, the provisions of this Paragraph shall not be construed to grant Tenant a grace period and shall in no way relieve Tenant of the obligation to pay any amount of Rent on or before the date on which they become due, nor do the terms of this Paragraph in any way affect Landlord's remedies pursuant to Paragraph 26 of the Lease in the event any Rent remains unpaid after the due date.

          8.   Utilities and Services.
               ----------------------

               (a)  Description of Utilities and Services. Throughout the Lease
                    -------------------------------------
Term, Landlord shall provide to the Premises during the period of 8 A.M. to 5 P.M. ("Business Hours") Monday through Friday (except public holidays) ("Business Days"), and subject to governmental laws or the rules or actions of the public utility company furnishing the service, the following: (i) electricity for lighting and power suitable for the use of the Premises for ordinary general office purposes; (ii) heat, ventilation and air conditioning ("HVAC") required in Landlord's judgment for the comfortable use and occupancy of the Premises for such purposes; (iii) water for restroom and drinking purposes; (iv) elevator service by nonattended automatic elevators for general office pedestrian usage; (v) telecommunications intrabuilding network cabling; and (vi) janitorial services. If Tenant requires HVAC to the Premises other than during Business Hours on Business Days, Landlord shall, upon Tenants request given not later than 3 P.M. of the Business Day on which Tenant requires the after hour service, and not later than 3 P.M. on the Friday before any Saturday or Sunday on which Tenant requires such service, and not later than 3 P.M. of the day before any holiday on which Tenant requires such service, furnish such HVAC. If Tenant receives such services, then Tenant shall pay, upon demand, an amount equal to Tenant's proportionate share of the actual direct cost to Landlord in providing the HVAC to Tenant and all other tenants of the Building requesting such services outside of Business Hours on Business Days.

               (b)  Interruption of Services. In the event of an interruption in
                    ------------------------
any of the above described services or utilities, such interruption shall not constitute an eviction of Tenant or impose upon Landlord any liability, including liability for consequential damages or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law permitting the termination of this Lease due to such interruption.

               (c)  Governmental Controls. If any law (as defined in Paragraph
                    ---------------------
10, below) imposes controls or guidelines on Landlord or the Building relating to the use or conservation of energy or utilities or other Building systems or the reduction of automobile or other emissions (collectively "Controls"), Landlord may comply with such Controls and such compliance shall not constitute an eviction of Tenant or impose any liability upon Landlord.

          9.   Use. The Premises shall be used only for general office purposes
               ---
for the business of Tenant as described in Paragraph 13 of the Summary and for no other use or purpose without the prior written consent of Landlord. Under no circumstances shall the Premises or any

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portion of the Building be used for residential purposes. Tenant shall not do or permit anything to be done in the Premises or the Building which would increase the premium rate of or affect any fire, casualty, liability, rent or other insurance relating to the Real Property. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord upon demand the amount of such increase. Tenant shall not do or permit anything to be done in the Premises or the Building which will in any way interfere with the rights of other occupants of the Building nor shall Tenant cause or permit any nuisance in the Premises or the Building. Tenant agrees not to handle, store or dispose of any substance on the Premises which is prohibited by federal, state or local law or regulation.

          10.  Compliance with Law. Tenant, at its sole cost, shall promptly
               -------------------
comply with all laws, rules, regulations, covenants, conditions and restrictions now in force or hereafter enacted (collectively, "laws") and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to the condition, use or occupancy of the Premises (excluding structural changes to the Building not related to or affected by Tenant's Alterations, as defined in Paragraph 12 below, or Tenant's particular use of the Premises), including the Americans with Disabilities Act of 1990 and any other laws relating to the accessibility or usability of the Premises by disabled persons, and any and all laws relating to toxic or hazardous substances or materials. Tenant shall not do or permit anything to be done in the Premises or on or about the Real Property which will in any way conflict with any law. Tenant shall immediately furnish Landlord with any notices received or required by law to be given by Tenant from any insurance company or governmental agency regarding any unsafe or unlawful conditions within the Premises.

          11.  Personal Property and Other Taxes. Tenant shall pay, before
               ---------------------------------
delinquency, any and all taxes, fees and other governmental impositions levied against Landlord or Tenant (a) upon Tenant's equipment, fixtures, improvements and other personal property located in the Premises, or (b) by virtue of any Alterations (as defined below) made by Tenant to the Premises. If any such fee, charge or other imposition is paid by Landlord, Tenant shall reimburse Landlord for Landlord's payment upon demand.

          12.  Alterations. Tenant shall not make or permit to be made any
               -----------
alterations or improvements to the Premises, including installation or alteration of any telecommunications wiring or cabling in or about the Premises ("Alterations"), without the prior written approval of Landlord. All Alterations shall be made at Tenant's sole cost. Alterations shall be performed by a general contractor or other service provider designated by Landlord, with subcontractors approved in advance by Landlord, which approval shall not be unreasonably withheld, and shall be performed diligently and in a first-class workmanlike manner and in accordance with plans and specifications reasonably approved by Landlord. Tenant shall pay Landlord a fee equal to ten percent (10%) of the cost of the Alterations for its management and supervision of the progress of the work. Any Alterations, including moveable partitions that are affixed to the Premises (but excluding moveable, free standing partitions) and all carpeting, shall at once

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

become part of the Building and the property of Landlord. Tenant shall give Landlord not less than ten (10) days prior written notice of the date the construction of the Alterations is to commence. Landlord may post and record an appropriate notice of nonresponsibility with respect to any Alteration and Tenant shall maintain any such notices posted by Landlord in or on the Premises.

          At Landlord's sole election, any or all Alterations made for or by Tenant shall be removed from the Premises at the expiration or sooner termination of this Lease, and the Premises shall be restored to their condition prior to the making of the Alterations, ordinary wear and tear excepted. The removal of the Alterations and the restoration of the Premises shall be performed by a general contractor selected by Tenant and reasonably approved by Landlord, in which event Tenant shall pay the general contractor's fees and costs in connection with such work. Any separate work letter or other agreement which is hereafter entered into between Landlord and Tenant pertaining to Alterations shall be automatically governed by this Paragraph 12, unless otherwise expressly stated in such work letter or agreement.

          13.  Repair. Subject to the provisions of this Paragraph 13, Tenant,
               ------
at Tenant's sole cost, shall keep the Premises in good condition and repair, damage by fire, earthquake, act of God or the elements excepted. Tenant waives all rights to make repairs at the expense of Landlord as provided by any law now or hereafter in effect. Except as specifically set forth in this Lease, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and of any similar law, statute or ordinance now or hereafter in effect.

          Landlord shall, at Landlord's sole cost, perform those repairs that are necessitated because of fire, earthquake, act of God or the elements, or by the negligence or willful misconduct of Landlord. Further, Landlord shall repair and maintain in good condition the structural portions of the Building, the exterior and the public and common areas of the Real Property and all Building systems, including plumbing, HVAC, electrical, telecommunications cabling, life safety and other systems installed or furnished by Landlord, but excluding (i) non-Building standard lighting and electrical and telecommunications wiring and
(ii) extraordinary quantities of electrical, telecommunications, plumbing, HVAC or other Building facilities or distribution thereof, the costs of all of which shall be operating Expenses. Notwithstanding the foregoing, if the repairs Landlord is required to make pursuant to this Paragraph are necessitated by the negligence or deliberate misconduct of Tenant or Tenant's agents, employees or contractors, then Tenant shall reimburse Landlord for the cost of such repair to the extent Landlord is not reimbursed therefor by insurance. Landlord shall in no event be obligated to repair any wear and tear to the Premises.

          14.  Assignment and Subletting. Tenant shall not, either voluntarily
               -------------------------
or by operation of law, assign, mortgage, pledge, encumber or otherwise transfer all or any portion of

Tenant's interest in this Lease (collectively, an "assignment") nor sublet all or any portion of the Premises ("sublease") without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord's conditions to such consent may include requiring that the assignee or subtenant (i) meets Landlord's credit standards for tenants of the Building and (ii) will use the Premises for operation of a business consistent with the use of the Building as a first-class office building. For purposes hereof, a transfer of twenty-five percent (25%) or more of the ownership interest in Tenant shall be deemed an assignment.

          Prior to entering into an assignment or sublease, Tenant shall submit to Landlord for Landlord's reasonable written approval, Tenant's proposed sublease or assignment agreement (which shall name the proposed assignee or subtenant), together with a current financial statement, credit references and business plan of such proposed assignee or subtenant, and such other information as Landlord may reasonably request. If Tenant enters into an assignment or subletting without Landlord's prior written approval, or Tenant obtains such approval but does not deliver to Landlord a copy of the fully executed assignment or subletting document approved by Landlord, then, at Landlord's option, such assignment or subletting shall be void and constitute an Event of Default. Consent by Landlord to an assignment or subletting shall neither relieve Tenant from the necessity of obtaining consent to any future assignment or sublease nor release Tenant from any of its obligations under this Lease.

          Tenant shall reimburse Landlord for any and all reasonable costs incurred by Landlord in processing a proposed assignment or sublease. In the event of an assignment or sublease, Landlord shall be entitled to receive, as Rent hereunder, any consideration (including payment for leasehold improvements owned by Landlord) paid by the assignee or subtenant for the assignment or sublease and, in the case of a sublease, the excess of the amount of Rent paid for the sublet space by the subtenant over the total amount of Monthly Rent and Additional Rent under Paragraph 3 and Paragraph 6 hereof. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by any such subtenant and assignee and shall direct such subtenant or assignee to pay the same directly to Landlord.

          15.  Indemnification. Landlord and the holders of any Superior
               ---------------
Interests (as defined in Paragraph 21 hereof) shall not be liable to Tenant and Tenant hereby waives all claims against such parties for any loss, injury or other damage to person or property in or about the Premises or the Real Property from any cause whatsoever, including earth movement, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Building, or acts of other tenants of the Building; provided, however, that the foregoing waiver shall be inapplicable to any loss, injury or damage resulting directly from Landlord's gross negligence or willful misconduct.

          Tenant shall hold Landlord and the holders of any Superior Interest, and the constituent owners thereof (hereinafter collectively called the "Indemnities") harmless from and indemnify the Indemnitees against any claims, liability, damages or expenses, including reasonable attorneys' fees and costs incurred in defending against the same, to the extent arising from (a) the acts or omissions of Tenant, Tenant's employees, agents, contractors, licensees, subtenants, customers, guests or invitees in or about the Real Property, or (b) any breach or Event of Default under this Lease by Tenant, or (c) any accident, injury or damage, to any person or property, occurring in or about the Premises or the Real Property; except for such claims, liability, damages or expenses to the extent they are caused solely and directly by the negligence or willful acts or omissions of Landlord or its authorized representatives. In case any action or proceeding be brought against any of the Indemnitees by reason of any such claim or liability, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 15 shall survive the termination of this Lease with respect to any injury, illness, death or damage occurring prior to such termination.

          16.  Insurance.
               ---------

               (a)  Policies. At Tenant's expense, Tenant shall procure, carry
                    --------
and maintain in effect, in a form acceptable to Landlord and with such insurance companies as are acceptable to Landlord, insurance coverage by the following policies of insurance:

                    (i) Liability insurance on an occurrence basis with limits in an amount not less than $3,000,000 Combined Single Limits per occurrence, and for claims or losses arising out of or resulting from personal injury (including bodily injury), death and property damage sustained or alleged to have been sustained by any person for any reason on the Premises, for liability arising out of or resulting from Tenant's covenant in Paragraph 15 to indemnify Landlord, its agents and employees, or for contractual liability;

                    (ii) All Risk Replacement Cost insurance covering property of every description and kind owned by Tenant and located in the Premises and for Tenant's Alterations in an amount equal to 80% of the full replacement value thereof; and

                    (iii) Workers' compensation insurance, in accordance with
               law.

               (b)  Increase to Insurance Limits. Not more often than every one
                    ----------------------------
(1) year and upon not less than sixty (60) days prior written notice, Landlord, in its reasonable discretion, may require Tenant to increase the insurance limits set forth in Subparagraphs 16(a)(i) and 16(a)(ii), above.

               (c)  Named Insureds. All policies of liability insurance so
                    --------------
obtained and maintained shall name each of Landlord and Transamerica Real Estate Management Co. as an additional insured, provide that the insurance so endorsed will be the primary insurance providing coverage for Landlord, and contain a cross-liability endorsement stating that the rights of named insureds shall not be prejudiced by one insured making a claim or commencing an action against another named insured. At Landlord's election, such policies shall name the holder of any mortgage or deed of trust on the Real Property as an insured party under a standard mortgagee endorsement.

               (d)  Landlord's Rights. All such policies shall further provide
                    -----------------
that no cancellation, reduction or modification of coverage will occur without thirty (30) days prior written notice to Landlord and Transamerica Real Estate Management Co. Tenant shall deliver certificates of all insurance required hereunder upon the commencement of the Term of this Lease. In the event Tenant does not comply with the requirements of this Paragraph 16, Landlord may, at its option and at Tenant's expense, purchase such insurance coverage to protect Landlord. The cost of such insurance shall be paid to Landlord by Tenant immediately upon demand therefor.

          17.  Mutual Waiver of Subrogation. The parties release each other, and
               ----------------------------
their respective authorized representatives, from any claims for loss or damage that are caused by or result from perils insured under any insurance policies carried by the parties in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any loss or damage covered by the policy. Neither party shall be liable to the other for any loss or damage caused by the insured risks under any insurance policy required by this Lease.

          18.  Damage and Destruction. If all or a part of the Premises or the
               ----------------------
Building are damaged by fire or other casualty, and the damage can, in Landlord's reasonable opinion, be repaired within sixty (60) days of the damage, then Landlord shall repair the damage and this Lease shall remain in effect. If the repairs cannot, in Landlord's reasonable opinion, be made within the sixty
(60)-day period, Landlord at its option exercised by written notice to Tenant within the sixty (60)-day period, shall either (a) repair the damage, in which event this Lease shall continue in full force and effect, or (b) terminate this Lease as of the date specified by Landlord in the notice, which date shall be not less than thirty (30) days nor more than sixty (60) days after the date such notice is given, and this Lease shall terminate on the date specified in the notice.

          If the fire or other casualty damages the Premises or the common areas of the Building necessary for Tenant's use and occupancy of the Premises, and the damage does not result from the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, then during the period the Premises or any part thereof are rendered unusable by such damage and repair, Tenant's Monthly Rent and Additional Rent under Paragraph 3 and Paragraph 6 hereof shall be proportionately reduced based upon the extent to which the damage and repair prevents Tenant from conducting its business at the Premises. Landlord shall not be obligated to repair or replace any of Tenant's movable furniture, equipment, trade fixtures and other personal property, nor any Alterations installed in the Premises by Tenant. A total destruction of the Building shall automatically terminate this Lease. Tenant hereby waives California Civil Code Sections 1932(2) and 1933(4), providing for termination of hiring upon destruction of the thing hired, and Sections 1941 and 1942, providing for repairs to and of premises.

          19.  Eminent Domain. If all or any part of the Premises is taken by
               --------------
any entity by exercise of the power of eminent domain, this Lease shall terminate as of the date of such taking. This Lease shall not terminate upon a temporary taking of the Premises, but Tenant's Monthly Rent and Additional Rent hereunder shall abate during the period of the taking. Landlord shall be entitled to all awards and to all purchase money attributable to the Premises or the unexpired Term of this Lease, except for any part of the award attributable to Tenant's removable personal property or relocation expenses, which part shall be payable to Tenant. Landlord and Tenant waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future law that allows a party to petition the courts for termination of this Lease for a partial taking of the Premises.

          20.  Estoppel Certificates. Upon not less than ten (10) days' prior
               ---------------------
notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement setting forth and certifying such matters as may be reasonably requested (e.g., Term of this Lease, Monthly Rent, Additional Rent, Security Deposit paid, defaults and similar matters). Any such statement given by Tenant may be conclusively relied upon by a prospective purchaser of the Building or by a lender obtaining a lien on the Real Property as security.

          21.  Subordination. This Lease is expressly made subject and
               -------------
subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded (any of the foregoing being a "Superior Interest") without the necessity of any further documentation evidencing such subordination. Notwithstanding the foregoing, Tenant shall, upon Landlord's request, execute and deliver to Landlord a document evidencing the subordination of this Lease to a particular Superior Interest. If the holder of any Superior Interest should foreclose, judicially or non-judicially, on its mortgage or deed of trust or, with respect to a ground or underlying lease, the ground or underlying lease should terminate, then Tenant shall automatically attorn to and recognize such holder or its assignee, designee or successor in interest (a "Successor") as the landlord under the Lease and be in privity of estate and contract with such Successor so long as such Successor agrees not to disturb Tenant's right of possession under the Lease except as provided for in the Lease.

          22.  Mortgage Protection. Tenant agrees to give the holder of any
               -------------------
mortgage or deed of trust on the Building ("lender"), by registered or certified mail, a copy of any notice of default served by Tenant on Landlord, provided that Tenant has previously been notified in writing of the name and address of the lender. If Landlord fails to cure the default within thirty

(30) days from the date of Tenant's notice of default, then the lender will have an additional thirty (30) days to cure the default or if the default cannot reasonably be cured within that time, then such additional time as may be reasonably necessary to cure the default, and this Lease will not be terminated so long as the lender is diligently endeavoring to cure the default.

          23.  Liens. If any mechanic's, materialman's or other liens arising
               -----
out of work performed at the Premises by or on behalf of Tenant is filed against the Building or Tenant's interest in the Premises, then Tenant shall immediately upon its notice or actual knowledge of such lien, remove the same of record, by bonding or otherwise. Landlord shall have the right to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such lien is filed and not removed pursuant to the above, Landlord may, after ten (10) days' written notice to Tenant, without waiving its rights based on such breach by Tenant, pay and satisfy the same, and in such event the sums so paid by Landlord shall be due and payable by Tenant immediately upon demand, with interest at the Interest Rate from the date paid by Landlord through the date Tenant pays Landlord. Any filing or recordation of this Lease or any short form or memorandum thereof without the prior written consent of Landlord shall be deemed a "lien" for purposed of this Paragraph.

          24.  Entry By Landlord. Landlord may, upon reasonable advance notice
               -----------------
(provided that no advance notice need be given if an emergency necessitates an immediate entry or prior to entry to provide routine janitorial services), enter the Premises to (a) inspect the same and determine whether Tenant is in compliance with its obligations hereunder, (b) supply janitorial and any other service to be provided by Landlord hereunder, (c) show the Premises to prospective purchasers, mortgagees or tenants, (d) post notices of nonresponsibility and (e) perform any installation, repair or maintenance required or permitted to be performed by Landlord. Tenant shall not be entitled to an abatement of rent, nor shall Landlord be liable to Tenant for any inconvenience or loss of business resulting from such entry.

          25.  Abandonment. Tenant shall not vacate or abandon the Premises at
               -----------
any time during the Term hereof. If Tenant abandons, vacates or surrenders all or any part of the Premises or is dispossessed of the Premises by process of law, or otherwise, any movable furniture, equipment, trade fixtures, or other personal property belonging to Tenant and left on the Premises shall at the option of Landlord be deemed to be abandoned and, whether or not the property is deemed abandoned, Landlord shall have the right to remove such property from the Premises and charge Tenant for the removal and any restoration of the Premises as provided in Paragraph 12. Landlord may charge Tenant for the storage of Tenant's property left on the Premises at such rates as Landlord may from time to time reasonably determine, or, Landlord may, at its option, store Tenant's property in a public warehouse at Tenant's expense. Neither the foregoing nor any other provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant's property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof and specifically waives the provisions of California Civil Code Section 1542 with respect to such release.

          26.  Default.
               -------

               (a)  Events of Default. The occurrence of any of the following
                    -----------------
shall constitute an "Event of Default" by Tenant:

                    (i) Tenant fails to pay within ten (10) days of the date due Rent hereunder.

                    (ii) Abandonment of the Premises by Tenant for ten (10) consecutive days.

                    (iii) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged an insolvent or a bankrupt or of a petition seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any bankruptcy law (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease where such seizure is not discharged within thirty
               (30) days.

                    (iv) Tenant fails to perform any other provision of this Lease within thirty (30) days of the date required for such performance (or if the noncompliance cannot by its nature be cured within the 30-day period, if Tenant fails to commence to cure such noncompliance within the 30-day period and thereafter diligently prosecute such cure to completion).

               (b)  Remedies. Upon the occurrence of an Event of Default,
                    --------
Landlord shall have the following remedies, which shall be cumulative and shall be in addition to any other remedies allowed by law:

                    (i) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage, of Tenant's personal property and trade fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Paragraph 26, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this

               Lease or of Tenant's right to possession of the Premises.

                          Upon such termination in writing of Tenant's right to
               possession of the Premises, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future law providing for recovery of damages for such breach, including the following:

                          (1) The reasonable cost of recovering the Premises;
                    plus

                          (2) The reasonable cost of removing Tenant's
                    Alterations, trade fixtures and improvements; plus

                          (3) All unpaid Rent due or earned hereunder prior to
                    the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in Paragraph 26(b)(ii) below, together with interest at the Interest Rate on such sums from the date such Rent is due and payable until the date of the reward of damages; plus

                          (4) The amount by which the Rent which would be
                    payable by Tenant hereunder, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided together with interest at the Interest Rate on such sums from the date such rent is due and payable until the date of the award of damages; plus

                          (5) The amount by which the Rent which would be
                    payable by Tenant hereunder, as reasonably estimated by Landlord, for the remainder of the then Term, after the date of the award of damages exceeds the amount such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                          (6) Such other amounts in addition to or in lieu of
                    the foregoing as may be permitted from time to time by applicable law.

                    (ii) Landlord may continue this Lease in full force and effect and may enforce all of its rights under this Lease, including the right to recover Rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining Term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, altering and preparing the Premises for subletting, the other costs of subletting, including brokers, commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures and Alterations; (ii) second, to the payment of Rent then due and payable hereunder;
               (iii) third, to the payment of future Rent as the same may become due and payable hereunder; (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the Term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

                          During the continuance of an Event of Default, for so
               long as Landlord does not terminate Tenant's right to possession of the Premises, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the Premises or in this Lease.

                    (iii) During the continuance of an Event of Default,
               Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, Alterations and trade fixtures from the Premises and store them at Tenant's risk and expense or dispose of them upon compliance by Landlord with applicable California law.

                    (iv) Landlord may require Tenant to remove any and all Alterations from the Premises or, if Tenant fails to do so within ten (10) days after Landlord's request, Landlord may do so at Tenant's expense.

                    (v) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the

               Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant. Any amount due Landlord under this subsection shall constitute Rent hereunder.

          27.  Surrender; Holding Over.
               -----------------------

               (a)  Surrender. Upon the expiration or other termination of this
                    ---------
Lease, Tenant shall surrender the Premises and all improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear. At such time, Tenant shall remove from the Premises all of Tenant's personal property, trade fixtures and Alterations that Tenant is required by Landlord to remove under the provisions of this Lease. If such removal is not completed at the expiration or other termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense. The removal of Alterations from the Premises shall be governed by Paragraph 12 hereof. Tenant's obligations under this Paragraph shall survive the expiration or other termination of this Lease.

               (b)  Holding Over. If Tenant remains in possession of the
                    ------------
Premises after the expiration of this Lease, Tenant's occupancy shall be a month-to-month tenancy at a Monthly Rent equal to one hundred fifty percent (150%) of the Monthly Rent in effect during the month immediately preceding the expiration of the Lease plus the applicable Additional Rent. Except as provided in the preceding sentence, the month-to-month tenancy shall be on the terms and conditions of this Lease. Landlord's acceptance of rent after such holding over with Landlord's written consent shall not result in any other tenancy or in a renewal of the original Term hereof.

          28.  Waiver. No provision of this Lease shall be deemed waived
               ------
by Landlord unless such waiver is in writing and signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease. Landlord's acceptance of any payments of Rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay Rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

          29.  Attorneys' Fees. In any action or proceeding between Landlord and
               ---------------
Tenant (including an action or proceeding between Landlord and the trustee or debtor in possession while Tenant is a debtor in a proceeding under any bankruptcy law) to enforce any provision of this Lease, the losing party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and expenses, incurred in such action and in any appeal in connection therewith by such prevailing party. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

          30.  Time and Applicable Law. Time is of the essence of each provision
               -----------------------
of this Lease. This Lease shall be governed by California law.

          31.  Successors. Subject to the provisions of this Lease, the
               ----------
covenants and conditions hereunder shall be binding upon and inure to the benefit of the heirs, successors, executors and administrators of the parties hereto.

          32.  Notices. All notices and demands given by either party to
               -------
the other hereunder shall be in writing and shall be delivered personally, or by overnight receipted courier or by United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to Tenant or Landlord, as the case may be, at their respective addresses for notices set forth in the Summary, or such other address as they may from time to time designate by notice hereunder. Each notice shall be deemed received on the date of the personal service or three (3) days after the mailing thereof.

          33.  Severability. The invalidity or unenforceability of any one or
               ------------
more provisions of this Lease shall in no way affect any other provision.

          34.  No Offer. Submission of this document for examination and
               --------
signature by Tenant does not constitute a reservation of or option to lease, and this document is not effective until executed and delivered by both Landlord and Tenant.

          35.  Directory Board. Landlord shall list Tenant's name on the
               ---------------
directory board in the lobby of the Building at Landlord's cost; provided, however, any change to the initial listing and any additional listings shall be at Tenant's cost and expense. Landlord's acceptance of any name for listing on the directory board shall in no event be, or be deemed to be, nor will it substitute for, Landlord's consent, required by this Lease, to any sublease, assignment or other occupancy of the Premises.

          36.  Real Estate Brokers. Landlord and Tenant each represent and
               -------------------
warrant to the other that such party has negotiated this Lease only with the Real Estate Broker(s), if any, identified in Paragraph 14 of the Summary and has not authorized or employed any other real estate broker or salesperson to act for such party in connection with this Lease. Each party shall hold the other harmless from and indemnify and defend the other against any and all claims by any real estate broker or salesperson other than the Real Estate Broker(s), if any, identified in the

Summary for a commission, finder's fee or other compensation as a result of the inaccuracy of such party's representation above.

          37.  Interpretation. Whenever the context requires, all words used in
               --------------
the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

          38.  Rules and Regulations. Tenant shall comply with the Rules and
               ---------------------
Regulations set forth on Exhibit C, as such Rules and Regulations may be
                         ---------
modified from time to time.

          39.  Limitation of Landlord's Liability. Any liability of Landlord
               ----------------------------------
(including Landlord's partners, shareholders, affiliates, agents and employees) under this Lease shall be limited to the equity interest of Landlord in the Real Property, and Tenant agrees to look solely to such interest for the recovery of any judgment, it being intended that Landlord shall not be personally liable for any deficiency or judgment.

          40.  Entire Agreement. This Lease (which includes the Exhibits and
               ----------------
Addenda attached hereto) constitutes the entire agreement between Landlord and Tenant with respect to Tenant's lease of the Premises and supersedes any previous agreements of the parties with regard thereto. Notwithstanding anything contained in the Lease, there are no oral agreements between Landlord and Tenant affecting this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representation is solely upon the representations contained in this Lease.

          41.  No Merger. The voluntary or other surrender of this Lease by
               ---------
Tenant, or mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or tenancies.

          42.  Changes to Building or Common Area. The description of the
               ----------------------------------
premises and the location of any duct work and plumbing within the Premises shall be subject to such changes as Landlord determines to be necessary or desirable in the course of the construction of the same, and no such changes shall invalidate or affect this Lease. Landlord shall have the right at any time, and from time to time during the term of the Lease, to change the arrangement, character, use or locations of entrances or passageways, doors and doorways, corridors, elevators, stairs, landscaping, toilets, or any other parts of the Building, to change common area to rental space and rental space to common area, and to change the name, number or designation by which the Building is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant nor shall entitle Tenant to any reduction of the rent hereunder or nor shall result in any liability of Landlord to Tenant. Any diminution or shutting off of the light, air or view by any structure which may be erected on land adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

          43.  No Partnership. It is expressly understood that Landlord does not
               --------------
in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or otherwise, or joint venturer or member of a joint enterprise with Tenant.

          44.  Exhibits. The exhibits and addenda, if any, attached to the Lease
               --------
are incorporated herein by this reference and made a part hereof as if fully set forth herein.

          45.  Lease Summary. At such time as all the Lease terms called for in
               -------------
the Summary attached hereto have been finally determined in accordance with the provisions of this Lease, the Summary shall be completed and signed by the parties and shall thereafter be a final and binding agreement of the parties as to the terms and conditions set forth therein.

          46.  Right to Terminate. Landlord shall have the right to terminate
               ------------------
this Lease at any time provided that all of the following conditions are met:
(i) the purpose of such termination is because Landlord has elected to demolish the Building, (ii) Landlord has provided Tenant with at least six months' prior written notice of its intent to terminate the Lease, with the effective date of such termination either set forth in the notice or with a provision that Landlord shall provide Tenant with at least sixty (60) days prior written notice of the effective date of termination, and (iii) Landlord has terminated or expects to terminate all other leases for space in the Building.

          This Lease is executed by Landlord and Tenant as of the date set forth above.

LANDLORD:                               PYRAMID INVESTMENT CORPORATION,
                                        a Delaware corporation

                                        By: /s/ MICHAEL LIPPMAN
                                           -----------------------------------

                                             Its:
                                                 -----------------------------

                                        By: /s/ JOHN STRAIN
                                           -----------------------------------

                                             Its:
                                                 -----------------------------


TENANT:                                 EDUCATION INDUSTRIAL SYSTEMS, INC.,
                                        a California corporation
                                          ----------

                                        By: /s/ FRANK DIGIROLAMO
                                           -----------------------------------

                                             Its:
                                                 -----------------------------

                                   EXHIBIT A

                    (Attach floor plan indicating premises)

                                   EXHIBIT B

          Landlord shall, at its sole cost and expense, furnish and install the Premises with building standard tenant improvements, utilizing building standard finishes and materials. Within ten (10) days after the date of this Lease, Landlord and Tenant shall agree on a space plan and working drawings (the "Plans") for the design, layout and construction of Tenant's tenant improvements (the "Tenant Improvements"). Landlord shall pay for the cost of preparing the space plan and working drawings. Landlord and Tenant agree to work diligently and in good faith to complete the Plans within this ten (10) day period.

          Once the Plans have been approved in writing by both Landlord and Tenant, Landlord shall proceed to cause the Tenant Improvements to be built, using Landlord's general contractor. Landlord shall exercise diligent and commercially reasonable efforts to cause the build out of the Tenant Improvements to be undertaken and completed in a prompt manner, subject to force majeure. Landlord shall provide Tenant with a tenant improvement allowance of Twenty Thousand Six Hundred Dollars ($20,600) (the "TI Allowance"), to be applied by Landlord against the cost of constructing the Tenant Improvements as such Tenant Improvements are being constructed. When the Tenant Improvements are completed, Landlord shall provide Tenant with a written statement of the total actual cost of constructing the Tenant Improvements.

          If the actual cost of constructing the Tenant Improvements exceeds $20,600, then Tenant shall reimburse Landlord for the amount of such excess. Tenant shall reimburse Landlord for such excess within ten (10) days after receipt of a bill therefor from Landlord and such excess amount shall constitute Rent under the Lease.

          If the actual cost of constructing the Tenant Improvements is less than $20,600, then Tenant shall be entitled to a credit against Monthly Rent owing under the Lease in an amount equal to the difference between $20,600 and the actual cost of constructing the Tenant Improvements; provided, however, that in no event shall the credit exceed Eight Thousand Four Hundred Eleven and 66/100 Dollars ($8,411.66). Tenant may avail itself of this credit by providing written notice to Landlord of its desire to use the credit, whereupon Landlord shall apply the credit against the Monthly Rent next owing until the credit is fully applied. The credit must be applied by Tenant against the Monthly Rent owing during the first six months of the Lease term. If Tenant fails to provide written notice to Landlord of its desire to apply the credit during this six month period, then the credit shall be forfeited. If Tenant provides written notice to Landlord of its desire to apply the credit at a date such that the entire credit will not be fully applied against Monthly Rent owing during the first six months of the Lease term, then any credit that is not applied by the end of this six month period shall be forfeited.

                                   EXHIBIT C

                        BUILDING RULES AND REGULATIONS

          1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities.

          2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be inscribed, painted, affixed or otherwise displayed by any tenant either on its premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of the tenant.

          If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

          No signs will be permitted on any entry door unless the door is glass. All glass door signs must be approved by Landlord. Signs or lettering shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

          3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

          4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or Used in connection with, any window on any premises without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, all such items shall be installed inside of Landlord's standard draperies and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building.

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

          5. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.

          Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

          During any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

          6. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the property of any tenant by the janitor or any other employee or any other person. Janitorial service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating or cleaning of carpets or rugs or moving of furniture or other special services. Janitorial service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord, and at such intervals and such hours as Landlord shall deem appropriate.

          7. No tenant shall obtain for use upon its premises ice, drinking water, food, beverage, towel or other similar services, or accept barbering or bootblacking services in its premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

          8. Each tenant shall see that the doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shutoff before the tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

          9. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock.

          10. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys of or to the Building, offices, rooms and toilet rooms which shall have been furnished to the Tenant or which the Tenant shall have had made. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay Landlord therefor.

          11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

          12. No tenant shall use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

          13. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises or the Building.

          14. No cooking shall be done or permitted by any tenant on its premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees shall be permitted, nor shall such premises be used for lodging.

          15. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale, at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, or any business or activity other than that specifically provided for in such tenant's lease.

          16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to all premises shall be subject to the written approval of Landlord. All electrical appliances must be grounded and must meet UL Label Standards.

          17. No tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls of the Building.

          18. No tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

          19. Asbestos-containing material ("ACM") is present in the Building as more particularly described in the special rules and regulations which Landlord has established regarding the ACM in the Building, the "Transamerica Asbestos Rules for Tenants at 545 Sansome", which rules and regulations are attached hereto as Attachment A and are incorporated herein by this reference.

          20. No furniture, freight, equipment, packages or merchandise will be received in the Building or carried up or down the elevators, except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

          21. No tenant shall overload the floor of its premises or mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof.

          22. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any tenant into or kept in or about any premises in the Building.

          23. Each tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

          24. Canvassing, soliciting, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

          25. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

          26. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

          27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

          28. These Rules and Regulations may be changed from time to time and are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants and conditions of the Lease.

          Notwithstanding Rule #14 above, Tenant shall be entitled to operate a restaurant in the Premises subject to all of the terms and conditions of the Lease.

             ATTACHMENT "A" TO THE BUILDING RULES AND REGULATIONS

         TRANSAMERICA ASBESTOS RULES FOR TENANTS OF 545 SANSOME STREET

          Asbestos containing material ("ACM") is present in the building at 545 Sansome Street (the "Building") as thermal pipe insulation throughout the building; boiler insulation in the basement boiler room; 9" x 9" and 12" x 12" vinyl asbestos floor tile; joint compounds on partitions; and in roof tar and felt. Also, the cores of fire-rated doors and all vinyl floor tile in the Building should be treated as containing ACM until you are notified to the contrary.

          UNDER THE ASBESTOS MANAGEMENT PLAN, EACH TENANT IN THE BUILDING, OR ANY PERSON (INCLUDING A CONTRACTOR) ACTING ON A TENANT'S BEHALF, IS REQUIRED:

          1. To obtain WRITTEN PERMISSION from Building Management's asbestos site manager ("Site Manager") before the tenant, or any person acting on such tenant's behalf, performs ANY construction, renovation, maintenance, repair, alteration, addition, modification, improvement or like work or to the premises leased.

          2. To obtain a WORK PERMIT from the Site Manager before the tenant, or any person acting on such tenant's behalf, engages in (a) any work requiring the moving or disturbance of thermal pipe insulation throughout the building or boiler insulation in the basement boiler room, (b) any work which will penetrate the sheetrock on exterior walls, demising walls or columns or roof tar and felt,
(c) any work on Building floors that involves disturbance of floor tiles or penetration of the floor slab, (d) any other work which could disturb ACM in the Building, or (e) such other work as the Site Manager may designate from time to time. The work permit shall serve as that written permission required by paragraph 1, but only for work requiring a work permit.

          3. To request permission from the Site Manager to do the work, and to describe the scope of the work and the name of the contractor(s), if any, who will perform the work. The Site Manager shall then determine, based upon the nature and scope of the work described by the tenant, or a person acting on such tenant's behalf, whether the work requires a work permit. In the case of all work requiring a work permit, the Site Manager shall also determine whether such work also requires the use of the Noncontainment or Containment Procedures prepared by Building Management and shall determine whether it is appropriate for the tenant or the tenant's contractor(s) to perform the work.

          4. To strictly comply with all work permit requirements and procedures supplied by the Site Manager as well as all directions given by the Site Manager.

          5. To immediately report to the Site Manager any and all spills or other releases of ACM (including the presence of any debris which may contain asbestos) which the tenant, or any person acting on such tenant's behalf, observes or suspects, so that Building Management can respond as appropriate.

          Under no circumstances, shall any tenant, or any person acting on such tenant's behalf, engage in work involving the disturbance (in any fashion) of any wall or floor in the leased premises, including the removal of any item or fixture from any wall or floor in the leased premises, until and unless written permission is obtained from the Site Manager.

          No tenant, or any person acting on a tenant's behalf, shall touch or disturb the ACM in the Building, including any debris suspected of containing asbestos, except as specifically authorized in writing by the Site Manager on a case-by-case basis.